Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-Q of BSML, Inc. for the twenty-six week period ended September 27, 2008 as filed November 21, 2008 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BSML, Inc.

Date: November 21, 2008	By:	/s/ Jeffrey Nourse
Jeffrey Nourse
Chief Executive Officer (Principal Accounting Officer)